ELEVENTH AMENDMENT

TO

SIXTH AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

THIS ELEVENTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED AGREEMENT (this “Agreement”), made as of this 4th day of May, 2026, between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008, as amended (the “Original Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Investment Advisory Agreement (as defined below), waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into a 3rd Amended and Restated Investment Management Agreement with respect to certain Funds dated as of January 29, 2017 (“Management Agreement”) and an Investment Management Agreement II with respect to certain Funds dated as of November 13, 2015 (“Management Agreement II”) (together, the Management Agreement and Management Agreement II shall be referred to herein as, the “Investment Advisory Agreement”); and

WHEREAS, as of May 18, 2011, the parties amended and restated the Original Agreement (the “A&R Agreement”) in order to clarify certain exclusions included in Section 1 thereto; and

WHEREAS, as of April 1, 2014, the parties amended and restated the A&R Agreement (the “2nd A&R Agreement”) in order to clarify certain fee waivers included in Section 1 thereto; and

WHEREAS, as of May 12, 2016, the parties amended and restated the 2nd A&R Agreement (the “3rd A&R Agreement”) in order to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of November 17, 2017, the parties amended and restated the 3rd A&R Agreement (the “4th A&R Agreement”) in order to clarify certain exclusions included in Section 1 and to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of January 29, 2019, the parties amended and restated the 4th A&R Agreement (the “5th A&R Agreement”) in order to change the expense limits set by this agreement from a limit on each Fund’s total annual operating expenses to a limit on each Fund’s other operating expenses; and

WHEREAS, as of August 19, 2022, the parties amended and restated the 5th A&R Agreement (the “6th A&R Agreement”) in order to clarify certain exclusions included in Section 1 thereto; and

WHEREAS, as of January 29, 2023, the parties amended the 6th A&R Agreement in order to extend the term of the operating expense caps for certain Funds included on Appendix A thereto and to reflect the liquidation of AQR International Equity Fund.

WHEREAS, as of May 1, 2023, the parties amended the 6th A&R Agreement in order to add reorganization expenses to the list of exclusions included in Section 1 thereto and to amend Appendix A to the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of January 29, 2024, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of May 1, 2024, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of May 31, 2024, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of January 29, 2025, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of May 1, 2025, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of May 29, 2025, the parties amended the 6th A&R Agreement in order to add the AQR LSE Fusion Fund, AQR CVX Fusion Fund, AQR MS Fusion Fund and AQR MS Fusion HV Fund.

WHEREAS, as of January 29, 2026, the parties amended the 6th A&R Agreement in order to extend the term of the 6th A&R Agreement for certain Funds included therein.

WHEREAS, as of May 1, 2026, the parties amended the 6th A&R Agreement in order to amend the expense caps for Class I and Class N shares for certain Funds included therein and extend the term of the 6th A&R Agreement for certain Funds included therein

WHEREAS, the parties desire to amend Appendix A to the 6th A&R Agreement in order to amend the expense caps for Class I and Class N shares for certain Funds included therein and extend the term of the 6th A&R Agreement for certain Funds included therein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust and AQR agree as follows:

1.  AMENDMENT TO APPENDIX A. Appendix A of the 6th A&R Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2.   Except as modified hereby, the 6th A&R Agreement, as amended, shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS	AQR CAPITAL MANAGEMENT, LLC

By: /s/ Nicole DonVito	By: /s/ Henry Parkin
Name: Nicole DonVito	Name: Henry Parkin
Title: Chief Legal Officer, Secretary and Vice President	Title: Managing Director

APPENDIX A

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund*	N	0.20%	January 29, 2019 – May 11, 2026
	I	0.20%	January 29, 2019 – May 11, 2026
	R6	0.10%	January 29, 2019 – May 11, 2026
AQR Global Fund	N	0.25%	May 12, 2026 – January 28, 2028
	I	0.25%	May 12, 2026 – January 28, 2028
	R6	0.10%	May 12, 2026 – January 28, 2028
AQR Diversified Arbitrage Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Large Cap Momentum Style Fund	I	0.15%	January 29, 2019 – January 28, 2027
	N	0.15%	January 29, 2019 – January 28, 2027
	R6	0.05%	January 29, 2019 – January 28, 2027
AQR Small Cap Momentum Style Fund	I	0.15%	January 29, 2019 – January 28, 2027
	N	0.15%	January 29, 2019 – January 28, 2027
	R6	0.05%	January 29, 2019 – January 28, 2027
AQR International Momentum Style Fund	I	0.15%	January 29, 2019 – January 28, 2027
	N	0.15%	January 29, 2019 – January 28, 2027
	R6	0.05%	January 29, 2019 – January 28, 2027
AQR Managed Futures Strategy Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Multi-Asset Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Large Cap Defensive Style	N	0.15%	January 29, 2019 – May 11, 2026

* Fund to be renamed “AQR Global Fund” effective May 12, 2026.

Fund
	I	0.15%	January 29, 2019 – May 11, 2026
	R6	0.05%	January 29, 2019 – May 11, 2026
AQR Large Cap Defensive Style Fund	N	0.20%	May 12, 2026 – January 28, 2028
	I	0.20%	May 12, 2026 – January 28, 2028
	R6	0.05%	May 12, 2026 – January 28, 2028
AQR International Defensive Style Fund	N	0.15%	January 29, 2019 – January 28, 2027
	I	0.15%	January 29, 2019 – January 28, 2027
	R6	0.05%	January 29, 2019 – January 28, 2027
AQR Risk-Balanced Commodities Strategy Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Large Cap Multi-Style Fund	N	0.15%	January 29, 2019 – May 3, 2026
	I	0.15%	January 29, 2019 – May 3, 2026
	R6	0.05%	January 29, 2019 – May 3, 2026
AQR Large Cap Multi-Style Fund	N	0.20%	May 4, 2026 – January 28, 2028
	I	0.20%	May 4, 2026 – January 28, 2028
	R6	0.05%	May 4, 2026 – January 28, 2028
AQR Small Cap Multi-Style Fund	N	0.15%	January 29, 2019 – May 3, 2026
	I	0.15%	January 29, 2019 – May 3, 2026
	R6	0.05%	January 29, 2019 – May 3, 2026
AQR Small Cap Multi-Style Fund	N	0.20%	May 4, 2026 – January 28, 2028
	I	0.20%	May 4, 2026 – January 28, 2028
	R6	0.05%	May 4, 2026 – January 28, 2028
AQR International Multi-Style Fund	N	0.15%	January 29, 2019 – May 3, 2026
	I	0.15%	January 29, 2019 – May 3, 2026
	R6	0.05%	January 29, 2019 – May 3, 2026
AQR International Multi-Style Fund	N	0.20%	May 4, 2026 – January 28, 2028
	I	0.20%	May 4, 2026 – January 28, 2028
	R6	0.05%	May 4, 2026 – January 28, 2028
AQR Emerging Multi-Style II Fund	N	0.20%	January 29, 2019 – May 11, 2026
	I	0.20%	January 29, 2019 – May 11, 2026
	R6	0.10%	January 29, 2019 – May 11, 2026
AQR Emerging Multi-Style II	N	0.25%	May 12, 2026 – January 28, 2028

* Fund to be renamed “AQR Global Fund” effective May 12, 2026.

Fund	I	0.25	May 12, 2026 – January 28, 2028
	R6	0.10%	May 12, 2026 – January 28, 2028
AQR Long-Short Equity Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Managed Futures Strategy HV Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Style Premia Alternative Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Macro Opportunities Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027

* Fund to be renamed “AQR Global Fund” effective May 12, 2026.

AQR Equity Market Neutral Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Alternative Risk Premia Fund	N	0.25%	May 1, 2019 – April 30, 2027
	I	0.25%	May 1, 2019 – April 30, 2027
	R6	0.10%	May 1, 2019 – April 30, 2027
AQR Diversifying Strategies Fund	N	0.25%	June 8, 2020 – April 30, 2027
	I	0.25%	June 8, 2020 – April 30, 2027
	R6	0.10%	June 8, 2020 – April 30, 2027
AQR Trend Total Return Fund	N	0.25%	December 14, 2021 – April 30, 2027
	I	0.25%	December 14, 2021 – April 30, 2027
	R6	0.10%	December 14, 2021 – April 30, 2027
AQR LSE Fusion Fund	N	0.25%	June 25, 2025 – April 30, 2027
	I	0.25%	June 25, 2025 – April 30, 2027
	R6	0.10%	June 25, 2025 – April 30, 2027
AQR CVX Fusion Fund	N	0.25%	June 18, 2025 – April 30, 2027
	I	0.25%	June 18, 2025 – April 30, 2027
	R6	0.10%	June 18, 2025 – April 30, 2027
AQR MS Fusion Fund	N	0.25%	June 25, 2025 – April 30, 2027
	I	0.25%	June 25, 2025 – April 30, 2027
	R6	0.10%	June 25, 2025 – April 30, 2027
AQR MS Fusion HV Fund	N	0.25%	June 25, 2025 – April 30, 2027
	I	0.25%	June 25, 2025 – April 30, 2027
	R6	0.10%	June 25, 2025 – April 30, 2027

* Fund to be renamed “AQR Global Fund” effective May 12, 2026.